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                                                                    Exhibit 10.5

                        WORKGROUP TECHNOLOGY CORPORATION

             EMPLOYEE NONCOMPETITION, NONSOLICITATION, NONDISCLOSURE
                           AND DEVELOPMENTS AGREEMENT

         In consideration for and as a condition of my initial or continuing employment by WORKGROUP TECHNOLOGY CORPORATION, or any of its subsidiaries, subdivisions or affiliates (hereafter, the "Company"), and the compensation received by me from the Company from time to time, I hereby agree with the Company, as follows:

         1.  Noncompetition Covenants. During my employment with the Company, I
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will devote my full time and best efforts to the business of the Company. I further agree that during the period of my employment by the Company and for a period of one (1) year thereafter, regardless of the reason for the termination of such employment, I will not, directly or indirectly, whether alone or as a partner, joint venturer, officer, director, consultant, employee, independent contractor or stockholder of any company or business organization, engage in any business activity and/or accept employment with any person or entity, which is or may be directly or indirectly in competition with the products or services being marketed, promoted, distributed, developed, planned, sold or otherwise provided by the Company. The ownership by me of not more than one percent of the shares of capital stock of any corporation having a class of equity securities traded on a national securities exchange or on NASDAQ shall not be deemed, in and of itself, to violate this section.

         2.  Nonsolicitation.
             ---------------

         (a) During the period of my employment by the Company and for a period of one (1) year after termination of such employment, I will not directly or indirectly either for myself or for any other person, business, partnership, association, firm, company or corporation, call upon, solicit, divert or take away or attempt to solicit, divert or take away, any of the customers, prospective customers or business of the Company made known to me during my employment by the Company on behalf of a business in competition with the Company. For purposes of this Agreement, "prospective customers" shall include those customers being actively solicited by the Company during the period of my employment with the Company.

         (b) During my employment with the Company and for a period of one (1) year thereafter, I will not hire or engage (or be involved in the hiring of) any employee of the Company or induce, solicit, or recruit, or attempt to induce, solicit, or recruit, any employee of the Company to terminate his or her employment or otherwise cease his or her relationship with the Company.

         3.  Nondisclosure Obligations.
             -------------------------

         (a) I will not at any time, whether during or after the termination of my employment for any reason whatsoever, reveal to any person or entity any of the trade secrets or confidential information concerning the Company's organization, research and development activities, source

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code for software products, technical and engineering data and specifications, know-how, sales, marketing, field service, and maintenance operations, marketing plans and strategies, pricing policies, customer lists and accounts, existing and future products and services, inventions, systems, databases, plans and proposals, business, finances or financial information of the Company, except as may be required in the ordinary course of performing my duties as an employee of the Company. Further, I shall keep secret all matters entrusted to me and shall not use or disclose any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Company.

         (b) I agree that during my employment I shall not make, use or permit to be used any Company documentation (as defined below) otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment for any reason, use or permit others to use any such Company documentation, it being agreed that all Company documentation shall be and remain the sole and exclusive property of the Company. Immediately upon the termination of my employment for any reason I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office. For purposes of this Agreement, the term "Company documentation" shall mean notes, memoranda, reports, proposals, lists, correspondence, records, drawings, sketches, blueprints, specifications, software programs, data, source code, documentation or other materials of any nature and in any form, whether written, printed, or in digital format or otherwise, relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs.

         (c) I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe the Company and such third parties, during the term of my employment and thereafter, regardless of the reason for my termination of employment, a duty to hold all such confidential or proprietary information in the strictest of confidence and not to disclose it to any person, firm or corporation (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party) or to use it for the benefit of anyone other than for the Company or such third party (consistent with the Company's agreement with such third party) without the express written authorization of the Board of Directors of the Company.

         4. Assignment of Developments. If at any time or times during my
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employment, I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any Development (as defined below) that:
(a) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith; or (b) results from tasks assigned to me by the Company; or (c) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise. I shall promptly disclose to the Company (or any persons designated by it) each such Development. I hereby assign any rights (including, but not limited to, any inventions, patentable subject matter, copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights

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resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company. For purposes of this Agreement, the term "Development" shall mean any software programs, source code, software and systems documentation, designs, systems, trade secrets, specifications, flowcharts, logic diagrams, field service reports, engineering reports, technical data, know-how and specifications, management reports, internal reports and memoranda, customer lists, marketing plans, pricing policies, inventions, discoveries, improvements, modifications, intellectual property and any rights or any interest therein (whether or not patentable or registerable under copyright, trademark or similar statutes.)

         I will, during my employment and at any time thereafter, regardless of the reason for the termination of my employment, at the request and cost of the Company, promptly sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized officers may reasonably require:

                      (a) to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

                      (b) to defend any judicial, opposition or other
             proceedings in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such letters patent, copyright, trademark or other analogous protection.

         In the event the Company is unable, after reasonable effort, to secure my signature on any application for letters patent, copyright or trademark registration or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

         I agree to keep and maintain adequate and current written records of all Developments made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company at all times.

         5.  Excluded Developments. I represent that the Developments identified
             ---------------------
in the pages, if any, attached hereto as Exhibit A comprise all the unpatented and unregistered copyrightable Developments which I have made, conceived or created prior to my employment by the Company, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof. IF

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THERE ARE ANY SUCH UNPATENTED OR UNREGISTERED COPYRIGHTABLE INVENTIONS TO BE
EXCLUDED, THE UNDERSIGNED SHOULD INITIAL HERE. OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH EXCLUSIONS. __________.

         6. Absence of Conflicting Agreements. I understand that the Company
            ---------------------------------
does not desire to acquire from me trade secrets, know-how or confidential business information to which I may have been exposed by others. Accordingly, I agree that I will not during my employment with the Company improperly use or disclose any proprietary information or trade secrets of my former employers or of any other third parties, and that I will not bring onto the premises of the Company any unpublished document or any property belonging to my former employers or of any other third party, unless consented to in writing by said employers or third parties. I represent that I am not bound by any agreement or any other existing or previous business relationship which conflicts with or prevents the full performance of my duties and obligations to the Company during the course of my employment.

         I have attached hereto a copy of each agreement, if any, which presently relates to any post-employment obligations by me to any former employers. (Such copy specifies the other contracting party or employer, the date of such agreement, the date of termination of any employment.) IF THERE ARE ANY SUCH AGREEMENTS, THE UNDERSIGNED SHOULD INITIAL HERE. OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH AGREEMENTS. __________________.

         7. Consent to use of name, picture. I agree to and consent to the use
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of my name, picture, signature, voice, image, and/or likeness by the Company for business-related purposes. Further, I waive all claims I have against the Company and its officers, employees, and agents arising out of the Company's business-related use, adaptation, reproduction, modification, distribution, exhibition, or other commercial exploitation of the undersigned's name, picture, signature, voice, image, and/or likeness, including but not limited to right of privacy, right of publicity and celebrity, use of voice, name or likeness, and copyright infringement. I further represent and warrant that I have not heretofore made any contract or commitment in conflict with this consent and waiver.

         8. Return of Materials. I agree that, at the time of leaving the employ
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of the Company for any reason, I will deliver to the Company (and will not keep in my possession or deliver to anyone else) any and all Company documentation, keys, materials, equipment, devices, other documents or property, or reproductions of any aforementioned items belonging to the Company, its successors or assigns. I further agree to return to or otherwise inform the Company of all means of access to any account, database, or computer system of the Company (whether personal to me or public, published or unpublished, standard or backdoor, including all account names, passwords, access codes, unique personal identification numbers, any code kept secret and any other means allowing employee access to Company data or documentation).

         9. Remedies Upon Breach. I agree that any breach of this Agreement by
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me will cause irreparable damage to the Company and that in the event of such breach, the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific

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performance or other equitable relief to prevent the violation of my obligations hereunder, without showing or proving actual damages or exhausting any Company remedy in the form of money damages, and without having to post a bond or any other security.

         10. No Employment Obligations. I understand that this Agreement does
             -------------------------
not create an obligation on the Company or any other person to continue my employment with the Company. I further acknowledge and agree that my employment is at-will, and that both I and the Company can terminate my employment without reason and at any time.

         11. No Waiver. Any waiver by the Company of a breach of any provision
             ---------
of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof. Each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject matter so as to be unenforceable at law, such provision or provisions shall be construed and reformed by the appropriate judicial body by limiting and reducing it of them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear. I hereby further agree that the language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against any of the parties.

         12. Survival of Obligations. This Agreement shall be effective as of
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the date entered below. My obligations under this Agreement shall survive the termination of my relationship with the Company regardless of the manner of such termination.

         13. Assignment by Company. The term "Company" shall include Workgroup
             ---------------------
Technology Corporation, a Delaware corporation, and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

         14. Entire Agreement. Subject to any prior confidentiality,
             ----------------
non-disclosure and/or intellectual property obligations I owe to the Company, this Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and supersedes all prior discussions, agreements and understandings between us respecting the subject matter hereof. Any amendment to or modification of this Agreement, or any waiver of any provision hereof, shall be in writing and signed by the Company. Any subsequent change or changes in my duties, salary compensation or employment status will not affect the validity or scope of this Agreement.

         15. Governing Law. This Agreement shall be governed by, and construed
             -------------
in accordance with, the laws of the Commonwealth of Massachusetts and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state. Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated

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herein (whether or not arising under this Agreement) shall be governed by the laws of Massachusetts and shall be commenced and maintained in any state or federal court located in Massachusetts, and both parties hereby submit to the jurisdiction and venue of any such court.

         16. Reasonableness of Agreement. I recognize and agree that the
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enforcement of this Agreement is necessary to ensure the preservation, protection and continuity of the business, confidential business information, trade secrets and goodwill of the Company. I further agree that, due to the proprietary nature of the Company's business, the restrictions set forth in Sections 1, 2, 3, 4 and 7 of this Agreement are reasonable as to duration and scope.

         IN WITNESS WHEREOF, the undersigned Employee and the Company have executed this Agreement as of this _____ day of ________________________, 20___.

WORKGROUP TECHNOLOGY                      EMPLOYEE:
  CORPORATION:

By: _______________________________       _________________________________
                                          Signature of Employee

Title: ____________________________       _________________________________
                                          Print Name of Employee

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                                    EXHIBIT A

                          LIST OF PRIOR INVENTIONS AND
                          ORIGINAL WORKS OF AUTHORSHIP

                                                  IDENTIFYING NUMBER
        TITLE                 DATE               OR BRIEF DESCRIPTION
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